Exhibit 99.2

Astria Therapeutics October 2023 1 Exhibit 99.2

Cautionary Note Regarding Forward Looking Statements and Disclaimer This presentation and various remarks we make during this presentation contain forward - looking statements within the meaning of applicable securities laws and regulations including, but not limited to, statements regarding: expectations regarding the po ten tial significance of the results from the Phase 1a STAR - 0215 trial and the anticipated nature and timing of receipt of additional data from the trial; ex pectations regarding the timing and nature of the anticipated initial proof of concept results from the ALPHA - STAR Phase 1b/2 cl inical trial; the longer term development plans for STAR - 0215, including the plan, pending proof - of - concept results from the ALPHA - STAR trial, to progress dir ectly to a pivotal trial; the timing of, and plans to, initiate a long - term open label trial; the potential attributes and diffe rentiated profile of STAR - 0215 as a treatment for hereditary angioedema, or HAE , including those suggested by the results from the STAR - 0215 Phase 1a trial, market research, mechanistic modeling and patient feedback, and our goals and vision for STAR - 0215; the potential commercial opportunity for STAR - 0215 in HAE and the likelihood that it can effectively compete in HAE , assuming it is approved; the size of the HAE market and the need for effective treatments for HAE ; the potential for three and six - month administration and potential for suppression of HAE attacks of STAR - 0215; the potential therapeutic benefits and potential attributes of our recently in - licensed preclinical stage product candidate, which w e refer to as STAR - 0310, as a treatment for atopic dermatitis, or AD; expectations regarding the timing of regulatory filings fo r STAR - 0310; expectations regarding the timing of initiation and planned design of clinical trials for STAR - 0310; the expectations regarding the timing an d nature of anticipated data for planned trials of STAR - 0310; our goals and vision for STAR - 0310; the potential commercial oppor tunity for STAR - 0310 in AD and the likelihood that it can effectively compete in AD, assuming it is approved; the size of the AD market and the need for tre atm ents for AD and the goal to meet the unmet needs of patients with rare and niche allergic and immunological diseases. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goals,” “intend,” “may,” “might,” “plan,” “p ote ntial,” “predict,” “project,” “should,” “target,” “will,” “would,” or "vision," and similar words expressions are intended to id entify forward - looking statements. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Com pany’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, futur e f inancial performance, results of pre - clinical and clinical results of the Company’s product candidates and other future conditions. Actual results may differ materially from those indicated by such forward - looking statements as a result of various important factors, including r isks and uncertainties: changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business, and/or competi tiv e factors, including the COVID - 19 pandemic; risks inherent in pharmaceutical research and development, such as: adverse results in our drug discovery, preclinical and clinical development activities, the risk that the results of preclinical studies may not be replicated in cl ini cal trials, that the preliminary results from clinical trials, including the Phase 1a trial may not be indicative of the fina l r esults, that the results of early stage clinical trials, such as the preliminary results from the Phase 1a trial, may not be replicated in later stage clinical trials, includ ing the ALPHA - STAR trial, the risk that we may not be able to enroll sufficient patients in our clinical trials on a timely basis, and the risk that any of our clinical trials may not commence, continue or be completed on time, or at all; decisions made by, and feedback received from, the U.S. Food a nd Drug Administration and other regulatory authorities on our regulatory and clinical trial submissions and other feedback from po tential clinical trial sites, including investigational review boards at such sites, and other review bodies with respect to STAR - 0215, STAR - 0310, and any other future development candidates; our ability to manufacture sufficient quantities of drug substance and drug product for STAR - 0215, STAR - 0310, and any other future product candidates on a cost - effective and timely basis, and to develop dosages and formulation for STAR - 02 15, STAR - 0310, and any other future product candidates that are patient - friendly and competitive; our ability to develop biomark er and other assays, along with the testing protocols therefore; our ability to obtain, maintain and enforce intellectual property rights for STAR - 02 15, STAR - 0310, and any other future product candidates; our potential dependence on collaboration partners; competition with res pect to STAR - 0215, STAR - 0310, or any of our other future product candidates; the risk that survey results and market research may not be accurate pre dic tors of the commercial landscape for HAE , the ability of STAR - 0215 to compete in HAE and the anticipated position and attributes of STAR - 0215 in HAE based on clinical data to date, its preclinical profile, pharmacokinetic modeling, market research and other data; risks that an y of our clinical trials of STAR - 0310 may not commence, continue or be completed on time, or at all; risks that results of precl inical studies of STAR - 0310 will not be replicated in clinical trials; risks with respect to the ability of STAR - 0310 to compete in AD and the anticipated position a nd attributes of STAR - 0310 in AD based on its preclinical profile; our ability to manage our cash usage and the possibility of u nexpected cash expenditures; our ability to obtain necessary financing to conduct our planned activities and to manage unplanned cash requirements; the risks and uncertainties related to our ability to recognize the benefits of any additional acquisitions, licenses or similar transactio ns ; and general economic and market conditions; as well as the risks and uncertainties discussed in the “Risk Factors” section of our Annual Report on For m 1 0 - K for the period ended December 31, 2022 and in other filings that we may make with the Securities and Exchange Commission. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. The Com pany may not actually achieve the forecasts or expectations disclosed in our forward - looking statements, and investors and poten tial investors should not place undue reliance on the Company’s forward - looking statements. Neither the Company, nor its affiliates, advisors or represent atives, undertake any obligation to publicly update or revise any forward - looking statement, whether as result of new informatio n, future events or otherwise, except as required by law. These forward - looking statements should not be relied upon as representing the Company’s v iews as of any date subsequent to the date hereof. This presentation contains estimates and other statistical data made by independent parties and by us relating to market size an d other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to giv e u ndue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of th e m arkets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Key Takeaways • In - licensed worldwide rights OX40 portfolio from Ichnos Sciences • Lead candidate is preclinical STAR - 0310 to be developed as potential best - in - class treatment for atopic dermatitis • STAR - 0215 program in HAE progressing well with additional results in healthy subjects upcoming in Q4 2023 as well as on track for initial proof - of - concept results in patients in mid - 2024 3

Our Strategy for Astria 4 Vision for STAR - 0215 is to be the first - choice preventative treatment to help normalize the lives of hereditary angioedema (HAE) patients In - licensed a potential best - in - class OX40 program, STAR - 0310 , for atopic dermatitis ( AD) and expansion into additional allergic and immunological indications Focus: Develop first - choice products that improve the health and outcomes of patients with allergic and immunological diseases Approach: Advance a pipeline of products with meaningfully differentiated profiles based on validated mechanisms

Potential Best - in - Class Treatments Designed to Improve Patient Experience ▪ Plasma kallikrein mAb with YTE half - life extension for long, durable attack prevention ○ Trusted modality - mAbs favored for safety and tolerability with clear and efficient regulatory path to BLA ▪ Potential best - in - class PK profile demonstrated in healthy subjects (estimated half - life up to 117 days ) with sustained inhibition of plasma kallikrein ○ Additional results in healthy subjects expected Q4 2023 ○ HAE POC results expected mid - 2024 ○ Phase 3 pivotal trial initiation planned pending positive HAE POC results ▪ Commercial opportunity to be potential first - choice preventative treatment for HAE in an estimated $4B+ market in 2028 2,3 5 POC = proof of concept ADCC = Antibody Dependent Cellular Cytotoxicity 1. Based on preclinical findings 2. Company - reported sales (Takeda, CSL Behring, Pharming, BioCryst ) 3. Analyst consensus forecasts compiled by Clarivate’s Cortellis , Astria company research and analysis. 4. Decision Resources Group: Atopic Dermatitis Disease Landscape & Forecast, July 2023 ▪ In - licensed OX40 portfolio from Ichnos ▪ OX40 mAb with YTE half - life extension for low treatment burden ▪ Potential best - in - class profile : high affinity 1 , potential for favorable safety and tolerability profile with low T cell depletion from ADCC or possible on - target cellular toxicity, and less frequent dosing ▪ Goal: best treatment targeting OX40 pathway ○ IND submission anticipated by year end 2024 ○ Early POC results expected in Q3 2025 ○ AD POC results expected in Q2 2026 ▪ Commercial opportunity to be a potential first - choice OX40 treatment for moderate - to - severe AD in an estimated $26B market in 2030 4 and opportunity to treat additional allergic and immunological diseases Plasma kallikrein OX40

PRODUCT TARGET & INDICATION plasma kallikrein HAE OX40 Atopic Dermatitis (AD) OX40 Additional Indications 6 H2 2023 H1 2024 H2 2024 H1 2025 H2 2025 H1 2026 PRODUCT TARGET & INDICATION Goal of Developing First - Choice Therapeutics for Allergic and Immunological Diseases Ph 1b/2 POC Results Results Clinical/ Regulatory milestones Ph 1a Add’l Results Initiate Ph 3 Present Preclin Profile Present Preclin Results IND Submission Initiate Ph 1a Ph 1a Early POC Results Initiate Ph 1b Ph 1b POC Results Anticipated Milestones STAR - 0215 Q4 2023: Additional Ph 1a results Mid - 2024: POC results in HAE patients Q1 2025: Phase 3 pivotal trial initiation if positive POC results STAR - 0310 YE 2024: IND submission Q3 2025: Ph 1a early POC results Q2 2026: POC results in AD patients

Atopic Dermatitis Is a Complex Chronic Disease with Insufficient Therapies 1 7 Immune disorder associated with loss of skin barrier function and itching . AD is caused by diverse mechanisms, spanning the spectrum of T cell - driven pathology 2 . Comorbidities include contact dermatitis, food allergies, anxiety, depression, skin infections, and asthma 3 . Approximately 90% of patients develop the disease within the first 5 years of life 4 . Estimated to affect 5% (16 million) of adult population in the US , approximately half are reported to be moderate or severe 5 . Standard of care includes steroids and topical medications, which help to treat symptoms but do not address underlying disease. Reducing disease activity, relapse rate, and treatment burden are key goals to help normalize patients' lives 6 . 7 1. Lobefaro , F. Biomedicines. 2022 Nov 14; 10(11):297. doi : 10.3390/biomedicines10112927 2. Sroka - Tomaszewska J, et al. Int J Mol Sci. 2021 Apr 16;22(8):4130. doi : 10.3390/ijms22084130 3. Silverberg JI. Ann Allergy Asthma Immunol. 2019 Aug;123(2):144 - 151. doi : 10.1016/j.anai.2019.04.020 4. Avena - Woods. Am J Manag Care. 2017 Jun;23(8 Suppl):S115 - S123. PMID: 28978208 5. Barbarot S, et al. Allergy. 2018 Jun;73(6):1284 - 1293. doi : 10.1111/all.13401 6. REACH Market Research: Dupixent - refractory atopic dermatitis (AD), June 2023

Atopic Dermatitis Market Is Anticipated to Expand Rapidly 8 Moderate - to - Severe Treatment Market $7Bn 1 Treatment Topicals and immunosuppressants Advanced treatment* The moderate - to - severe AD treatment market is anticipated to grow to $26Bn by 2030 1 , likely due to: • Increase in drug - treatment rates, especially with availability of new safe and effective therapies • Growth in biologics - treated patients owing to dermatologists’ increasing comfort with biologics 2,3 2030 2022 *Advanced treatments include systemic therapies for patients not well controlled by topical therapies; does not include conve nti onal systemic immunosuppressants 1. Decision Resources Group: Atopic Dermatitis Disease Landscape & Forecast, July 2023 2. Bhatia N, et al. Practical Dermatology. 2021;26 - 29 3. Gronbeck C, et al. J Am Acad Dermatol. 2021 Mar;84(3):848 - 851 . doi : 10.1016/j.jaad.2020.10.015 $5Bn $24Bn $26Bn 1

By targeting OX40, STAR - 0310 is designed to address a broader set of T cells (Th1, Th2, and Th17/22) involved in the heterogeneous atopic dermatitis pathology 4 , providing the potential for better efficacy and/or a broader addressable population. Using half - life extension technology with the aim of durable efficacy with less frequent dosing every 2 - 3 months , STAR - 0310 is designed with the potential to be a first - choice treatment that reduces disease and treatment burden to help normalize the lives of people with atopic dermatitis . People with Moderate - to - Severe Atopic Dermatitis Need Effective Therapy with Low Treatment Burden 9 Therapy Stage Effector T cell Target Efficacy (EASI - 75, placebo - adj. at 16 wks ) Administration dupilumab FDA Approved Th2 36%, 32%* 1 SC every 2 weeks tralokinumab FDA Approved 12%, 22%** 2 S C every 2 weeks (potential for 4 - week dosing after established response) lebrikuzimab Under FDA Review 43%, 34%*** 3 S C every 2 weeks (potential for 4 - week dosing after established response) Approved and Late - Stage Biologics SC= subcutaneous *SOLO 1 and SOLO2 trials, 300mg Q2W dosing. **ECZTRA 1 and ECZTRA 2 trials, 300mg Q2W dosing. *** ADvocate 1 and ADvocate 2 trials, 250mg Q2W maintenance dosing 1. Simpson EL, et al. N Engl J Med 2016; 375:2335 - 2348. doi: 10.1056/NEJMoa1610020 2. Wollenberg A, et al. Br J Dermatol. 2021 Mar;184(3):437 - 449. doi: 10.1111/bjd.19574 3. Silverberg JI, et al. N Engl J Med 2023; 388:1080 - 1091. doi: 10.1056/NEJMoa2206714 4. Bieber T. Nat Rev Drug Discov . 2022 Jan;21(1):21 - 40. doi : 10.1038/s41573 - 021 - 00266 - 6

Strong Interest in Targeting the OX40 Pathway Evidenced by Two Recent Transactions 10 1. https://www.pharmaceutical - technology.com/news/amgen - deal - kyowa - kirin/ 2. Amgen and Kyowa Kirin Present Positive Late - Breaking Data From Phase 2 Study of AMG 451/KHK 4083 In Adult Patients With Moderate - to - Severe Atopic Dermatitis 3. Sanofi Ups Immunology Game With $1.4 Billion Acquisition of Kymab | BioSpace 4. Sanofi Q2 2023 Earnings Results Presentation OX40 deal: After AD Phase 2a Kyowa Kirin licensed to Amgen OX40L deal: After AD Phase 2 data Kymab acquired by Sanofi Jan 2021: Amgen enters up to $1.2B atopic dermatitis drug deal with Kyowa Kirin 1 Amlitelimab has completed Phase 2b and plans to initiate Phase 3 trials 4 Rocatinlimab is currently in Phase 3: 2 3

OX40 Inhibition with STAR - 0310 Is a Potential First - Choice Treatment for Moderate - to - Severe Atopic Dermatitis OX40 Pathway and Atopic Dermatitis • OX40 is a regulatory protein that modulates T cell functions, including effector T cells that are responsible for cytokine release such as IL4 and IL13 1 • Inhibition of OX40 pathway silences effector Th1, Th2, Th17/22, as well as T memory cells 2 • Inhibition of OX40 pathway could benefit a broad population of patients 3 • Favorable clinical results observed in Phase 2 data from telazorlimab , rocatinlimab , and amlitelimab STAR - 0310 Discovery • First clinical OX40 program of Ichnos was telazorlimab ▪ Favorable safety and tolerability profile, but lower potency vs rocatinlimab may limit competitiveness in AD • STAR - 0310 candidate is an affinity matured next generation of telazorlimab combining 99% sequence identity with at least 10x increased potency 4 (observed in preclinical studies) without changing potential for favorable safety and tolerability profile 11 STAR - 0310 Goal of sustained relief from atopic dermatitis 1. Oshima et al. Blood. 1998 Nov 1, 92(9):3338 - 45 2. Zhang et al. Acta Pharm Sin B. 2020 Mar; 10(3);414 - 433. doi : 10.1016/j.apsb.2019.08.010 3. Guttman - Yassky et al 2022; Treatment of Atopic Dermatitis - Focus on Rocatinlimab and Amlitelimab . Pharmaceutics. 2022 Dec 8;14(12):2753. 4. ICHNOS study report GBR830 - AE - 1801_FinalDraft Figure made with biorender.com

12

SCNC Patients Swimmer's Plot


Cohort A
108-953
106-960
108-973
101-975
101-962
106-977
128-979
120-980
106-951
108-919
128-906
101-926
101-982
101-957
106-976
120-946
112-943
108-978
108-966
108-932
106-964
102-901
108-968
112-974
101-983
106-972
108-945
112-902
Patient Identification Number
0
5
10
12
15
20
25
Months
Death
Ongoing
Progression
Response
On treatment
In follow up

28 Evaluable Patients

Median duration of follow- up = 23.9 months (11.3 – 38.2)

6 patients (21%) treated beyond progression

Data cut-off for survival 06-SEP-23

OX40 Pathway Programs • STAR - 0310 is an anti - OX40 antibody 1 engineered with YTE half - life extension • Amlitelimab is an anti - OX40L antibody that is completing a Phase 2b trial in AD 2 • Rocatinlimab is an afucosylated anti - OX40 antibody currently in Phase 3 trials in AD 3 13 1. ICHNOS study report GBR830 - AE - 1801_FinalDraft Page 30 2. Clinicaltrials.gov NCT05131477 Study Assessing Response Effect of KY1005 Against Moderate - to - Severe Atopic Dermatitis, the STREA M - AD Study 3. Clinicaltrials.gov NCT05651711 A Study Assessing Rocatinlimab (AMG 451) Monotherapy in Moderate - to - severe Atopic Dermatitis (AD) (ROCKET - Horizon) Figure made with biorender.com

STAR - 0310 Was T Cell - Preserving Compared to Rocatinlimab in Studies of Donor T Cells and T Regulatory Cells 14 • ADCC is associated with cytokine release reactions 3 • Rocatinlimab , with enhanced ADCC T cell killing, has AEs including pyrexia, chills, and infection risk 2 • STAR - 0310 candidate had lower ADCC, particularly sparing regulatory T cells, and YTE modification may further reduce ADCC ADCC quantified using donor Natural Killer cell and T cells 1 A) DONOR T CELLS B) DONOR T REGULATORY CELLS 1. ICHNOS study report ISB830 - X8 - ICH - 2101  2. Guttman - Yassky et al 2022; treatment of Atopic Dermatitis - Focus on Rocatinlimab and Amlitelimab . Pharmaceutics. 2022 Dec 8;14(12):2753. 3. Zahavi D, AlDeghaither D, O'Connell A, Weiner LM. Enhancing antibody - dependent cell - mediated cytotoxicity: a strategy for improving antibody - based imm unotherapy. Antib Ther. 2018 Jun 24;1(1):7 - 12. doi : 10.1093/ abt /tby002. PMID: 33928217; PMCID: PMC7990127.

The OX40 Pathway Is Clinically Validated in Atopic Dermatitis 15 1. Amlitelimab Ph 2a results. Primary analysis at 16 weeks. Weidinger et al 2023 2. Rocatinlimab Ph 2b results. Primary analysis at 16 Weeks. Guttman - Yassky et al 2022 3. 16 week placebo - adjusted IGA response = 26%. Blauvelt et al 2017 CFB= change from baseline, EASI = Eczema Area and Severity Index IGA = Investigator Global Assessment % Targeting OX40 (rocatinlimab) may result in greater clinical efficacy than targeting OX40L (amlitelimab) Potential that efficacy may be more durable with OX40 inhibition than IL4R inhibition • At 36 weeks, rocatinlimab achieves higher IGA responder rates than those achieved by dupilumab at 52 weeks 2,3 Goal of STAR - 0310 is to have at least rocatinlimab - like efficacy and to be administered less frequently: • Potential for high responder rates with STAR - 0310 due to more continuous target engagement • STAR - 0310 has been observed to be T cell - preserving: potential for wider therapeutic window Placebo - Subtracted Efficacy at Primary Analysis in Phase 2 OX40 Pathway Inhibition Efficacy at Primary Analysis 1,2

Potential for STAR - 0310 to Have a Favorably Differentiated Safety Profile Events To Primary Analysis All Rocatinlimab 1 N=216 All Amlitelimab 2 N=59 Any adverse event (AE) 81% 54% Serious AE 4%* 2% Discontinuations due to AE 9% 2% Specific AEs Pyrexia 17% 3% Chills 11% 0% Aphthous Ulcers 7% 0% Nasopharyngitis/ Upper Respiratory Tract Infection/ Influenza - like illness 14% 20% Vascular 0% 3% 16 1. Guttman - Yassky et al 2022; 2. Weidinger et al 2023. * One anal abscess (SAE) led to discontinuation • Rocatinlimab: T cell depletion leads to cytokine release (pyrexia and chills) and potential increased risk of infection • Enhanced ADCC has potential to cause bystander depletion of all activated T cells • Amlitelimab: OX40L is expressed on a wider array of cell types (risk for upper respiratory infection, nasopharyngitis, respiratory, and vascular AEs) • STAR - 0310: T cell preserving OX40 antagonism has potential to have a favorably differentiated safety and tolerability profile for OX40 pathway treatments Clinical Safety Profiles of OX40 Pathway Treatments

Goal to Establish Proof of Concept for STAR - 0310 in Early Development 17 • Early Proof of Concept: SAD in healthy adults to assess STAR - 0310 as a long - acting inhibitor of OX40 • 3 single ascending dose levels SC • Endpoints to assess safety and durability of PK and PD • Proof of Concept: multiple dose trial in atopic dermatitis patients to assess clinical impact (EASI) of STAR - 0310 • 2 dose regimens SC • Endpoints to assess safety, PK, PD, and clinical endpoints in patients • Initial differentiation on ADCC - related safety compared to rocatinlimab and on - target OX40L binding AEs with amlitelimab SAD= single ascending dose; ePOC = early proof of concept; POC = proof of concept; SC = subcutaneous; PK = pharmacokinetic; PD = pharmacodynamic; EASI = eczem a area and severity index SAD Trial Cohort TIMELINE Administration Initial ePOC Q3 2025 End of observation period (Day 224) Anticipated Early Development Clinical Program Initial POC Q2 2026 Multiple Dose Trial Cohort 1 2 3 1 2 Q3 2025 Q2 2026 Anticipated Trial Design

Mechanism is upstream of cytokines, and is potentially disease - modifying Potential effectiveness across Th1, Th2, and Th17/22 - driven AD Robust and sustained responses in AD Administered 4 to 6 times per year Reduced T cell depletion from ADCC Limited AEs due to off - target binding EFFICACY SAFETY - Low potential for on - target safety events DOSING STAR - 0310 Designed to be a Potential Best - in - Class and First - Choice AD Treatment 18 Rocatinlimab (Amgen) Amlitelimab (Sanofi) GOALS

Opportunity for Expansion Into Additional Indications 19 Atopic Dermatitis Chronic Urticaria Asthma Autoimmune Indications (potential for rheumatoid arthritis, systemic lupus erythematosus) IMMUNOLOGY ALLERGY Opportunity for Expansion Into Additional Indications

1. Company - reported sales (Takeda, CSL Behring, Pharming, BioCryst ) 2. Analyst consensus forecasts compiled by Clarivate’s Cortellis , Astria company research and analysis. 3. Astria proprietary blinded qualitative market research study (2021) with 20 HAE treatment providers (screened for those treating at least 5 Type 1 & 2 HAE patients per year). 4. Astria proprietary blinded quantitative market research study (2022) with 101 HAE patients recruited by HAEA patient organization. STAR - 0215 Aims to Reduce Disease and Treatment Burden for People Living with HAE 20 Vision for STAR - 0215: the first - choice preventative treatment to help normalize the lives of people with HAE Surveyed Prescribers Were Highly Motivated to Prescribe a Product with STAR - 0215’s Q3 Month Target Profile 3 $4.2B 2022 HAE Market 1 2028 Estimated HAE Market 1,2 HAE Treatment $2.6B Preventative On - Demand All Surveyed Patients Were Willing to Try an Effective Q3 Month Product 4 31% 69% 0% 20% 40% 60% 80% Not Willing (rated 0 - 2) Somewhat Willing (rated 3 - 7) Very Willing (rated 8 - 10) Patient Willingness to Try a Therapy with STAR - 0215’s Target Profile Not at all likely to prescribe Extremely likely to prescribe 6.5 7 6 5 4 3 2 1 Market Opportunity Unmet Need

Hereditary Angioedema (HAE): A Rare, Disfiguring, and Potentially Life - Threatening Disease 21 1. 1. Zuraw BL. N Engl J Med. 2008;359:1027 - 36. 2. 2. Busse , P.J. et al. N Engl J Med. 2021; 132 - 150. 3. 3. Lumry , W.R. Front Med. 2018; 5, 22. Rare genetic disorder characterized by severe, unpredictable, sometimes life - threatening swelling 1 Affects <8,000 in the U.S. and <15,000 in Europe, 2,3,4 average age of onset is 11 years old 5 Standard of care has evolved to both on - demand and preventative treatments with room for improvement 4. Aygören - Pürsün , E. et.al. Orphanet j Rare Dis. 2018; 13:73. 5. Bork K, et al. Am J Med. 2006;119;267 - 274. 6. Images obtained by haeimages.com 21

Initial Results Show STAR - 0215 Has a Potential Best - In - Class PK Profile 22 Initial results show: ▪ STAR - 0215 was well - tolerated with a favorable safety profile ▪ Rapid and sustained achievement of STAR - 0215 concentrations consistent with clinical benefit (≥12 µg/ml 1 - 3 ) after single subcutaneous doses ▪ Estimated half - life of up to 117 days , >5 times longer than lanadelumab ▪ STAR - 0215 achieved sustained inhibition of plasma kallikrein 1. Kaufman 1991 June 15. Blood 77(12): 2660 - 2667. 2. Wang et al. Clin Transl Sci. 2020 Nov, 13(6): 1208 - 1216. doi 10 - 1111/ cts . 12806 Epub 2020 May 26. 3. Ecallantide EMA Assessment Report. 2011 June 23. EMA/CHMP/476618/2011 Mean (SD) concentrations over time. Estimated half - life of up to 117 days is for the 600 mg dose. Data cutoff is Day 84. Results will be finalized after the e nd of the observation period *One subject excluded from the analysis due to partial dose administered. The comparison presented between STAR - 0215 and lanadelumab represents a cross - trial comparison and does not involve data from a head - to - head clinical trial Additional Phase 1a results anticipated Q4 2023 0 28 56 84 0.1 1 10 100 Day [ S T A R - 0 2 1 5 ] ( μ g / m L ) 300mg (n=6) 600mg (n=6) Concentration threshold, 12 μg/mL(80nM), associated with clinical benefit 1, 2, 3 100mg (n=6*) *One subject excluded from the analysis due to partial dose administered

STAR - 0215 Potential First - Choice Preventative in HAE 23 Astria wholly owns an international patent application directed to STAR - 0215. If nationalized in the U.S. and granted, the pate nt would expire in 2042, excluding any potential patent term extension. If this application is nationalized in PCT member states ex - U.S., the term of any resulting patents would also be to 2042, exclu sive of any available patent term extensions. Validated Mechanism Inhibition of plasma kallikrein prevents bradykinin release and subsequent angioedema, leveraging the same mechanism as market leader TAKHZYRO Differentiated profile YTE extended half - life supports dosing 3 or 6 months. High - concentration formulation for self - administration. Formulated citrate - free to reduce pain Encouraging initial clinical results Demonstrated potential best - in - class PK profile with long plasma half - life and sustained inhibition of plasma kallikrein. Vision to Become the First - Choice Preventative Goal of reducing disease and treatment burden to normalize patients’ lives. Current available treatment options have high burden of administration or limited efficacy.

STAR - 0215 Could Sustain Exposure Above Target Threshold with Both Q3 and Q6 Month Regimens 24 1. Kaufman 1991 June 15, Blood 77(12):2660 - 2667 2. Wang et al. Clin Transl Sci. 2020 Nov, 13(6):1208 - 1216 3. Ecallantide EMA Assessment Report 2011 June 23. EMA/CHMP/476618/2011 C min =minimum / trough concentration Pharmacometric model is based on initial human pharmacokinetic data from the Phase 1a trial in healthy adult subjects. These data were presented at the 13 th C1 - Inhibitor Deficiency and Angioedema Workshop, May 4 - 7, 2023, Budapest Hungary . Q3 Month Regimen Q6 Month Regimen Human Pharmacometric Model C min steady state concentrations remain above target threshold (12 µg/mL) associated with clinical benefit 1,2,3 Time (day) Time (day) 600 mg LD followed by 300 mg q3m 600 mg LD on D1 and D28 followed by 600 mg q6m 12 µg/mL 12 µg/mL

Cohorts planned to be opened sequentially *Up to 6 additional participants may be added to Cohorts 2 and/or 3; additional cohorts may be added For more detailed information, visit www.clinicaltrials.gov, NCT05695248 • Enrollment on track with initial proof - of - concept results expected mid - 2024 • Three dose - ranging cohorts planned to inform pivotal trial design* ▪ Assessing safety and tolerability, PK, PD, attack rate, and quality of life • For each cohort, efficacy will be assessed at 3 months and 6 months after the last STAR - 0215 dose administered • Long - term open - label ALPHA - SOLAR trial is enrolling patients • Pending positive ALPHA - STAR results, expect to initiate a single pivotal Ph 3 trial in Q1 2025 25 ALPHA - STAR Trial On - Track and Currently Enrolling and Dosing HAE Patients SC Administration ALPHA - STAR Phase 1b/2 Proof - of - Concept Trial Design Schematic 8 - week run - in 8 - week run - in 8 - week run - in 450 mg 600 mg 300 mg 600 mg 600 mg COHORT 1 (n=4) COHORT 2 (n =6* ) COHORT 3 (n =6* ) Day 1 Day 1 Day 28 Day 84 Day 1 ALPHA - SOLAR Long - Term Open - Label Trial

Anticipated Milestones and Future Development Goals to Bring Treatments to Patients 26 2023 2024 2025 2026 Future Goals STAR - 0215 • Q4: Phase 1a additional results STAR - 0310 • Integrate program STAR - 0215 • Mid - 2024: HAE POC results STAR - 0310 • IND enabling activities • IND submission • Preclinical studies in additional indications STAR - 0215 • Q1: Initiate pivotal Ph 3 trial if pos. POC results STAR - 0310 • Initiate Phase 1a with early proof of concept results in Q3 • Initiate Phase 1b in patients with AD STAR - 0215 and STAR - 0310 broadly available to patients STAR - 0215 • Progress Ph 3 trial STAR - 0310 • Q2: AD POC results • H2: initiate Ph 2 in AD • H2: initiate Ph 2 in additional indication